================================================================================

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                February 28, 1998
--------------------------------------------------------------------------------


                                   Value Line
                                    New York
                                   Tax Exempt
                                      Trust


                                     [LOGO]

                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

Value Line New York Tax Exempt Trust


                                                               To Our Value Line
================================================================================

To Our Shareholders:

The primary objective of the Value Line New York Tax Exempt Trust is to provide investors with maximum income exempt from New York State, New York City and Federal personal income taxes, without undue risk to principal. During the year ended February 28, 1998, the Trust's total return was 9.31%. Since its inception in July, 1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, was 117.32%. This is equivalent to an average annual total return of 7.55%. The Trust's SEC yield as of February 28, 1998 was 3.71%, slightly below the average SEC yield of 3.89% for all New York State municipal debt funds ranked by Lipper Analytical Services.

Your Trust's total return for the year ended February 28, 1998 was 9.31% and exceeded the 9.14% total return for the Lehman Brothers Municipal Bond Index during the same time period.

During the year ended February 28, 1998, prices of fixed-income securities increased as interest rates declined. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, dropped from 5.76% on February 28, 1997 to 5.24% on February 28, 1998. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, declined from 6.80% to 5.92%. Benign inflation in spite of continued economic growth is the major factor contributing to this decline in interest rates. Expectations of slower economic growth and continued modest inflation due to the Asian crisis is keeping rates low. Also, the Federal Reserve has held rates constant since March 25, 1997 when it increased the Federal Funds rate to 5.50%.

During the past year, taxable bonds have outperformed tax-exempt bonds. For the twelve months ended February 28, 1998, the Lehman Aggregate Index increased 10.37% compared to 9.14% for the Lehman Municipal Index. Contributing to this disparity in performance has been the large worldwide demand for U.S. government and corporate bonds, the increasing supply of tax-exempt bonds due to refinancings, and the declining demand for tax-exempt issues from individuals as yields have declined and as the stock market continues to draw investors away from bonds. Currently, the ratio of tax-exempt yields to Treasury yields is at the high end of its historical range. A 30-year triple A rated municipal bond yields 5.05% which is 85.2% of the 5.93% yield of the 30-year Treasury bond. A 5.05% tax-exempt yield is equivalent to an 8.36% taxable yield for individuals in the 39.6% tax bracket. At these levels, municipal bonds are very attractive compared to taxable securities.

Management continues to avoid securities rated below investment grade (defined as Baa or higher by Moody's Investors Service and as BBB or higher by Standard & Poor's Corporation). As of February 28, 1998, the market value of the Trust's portfolio consisted of 69% AAA, 20% AA, 3% A, 2% MIG1, and 6% Baa or BBB rated bonds. During the past twelve months, the yield differential, or spread, between high-grade and low-grade bonds has narrowed. As a result, your Trust's management has increased holdings of AAA rated bonds while decreasing holdings of lower rated bonds. In addition, 14% of the portfolio is invested in high-coupon, non-callable bonds. The portfolio's highest concentrations of investments are in the insured, hospital-revenue, housing-revenue, and transportation-revenue sectors respectively.


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2

                                            Value Line New York Tax Exempt Trust


New York Tax Exempt Trust Shareholders
================================================================================

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability in smalldollar amounts. In addition to these features, Value Line Tax Exempt New York Trust has the additional advantage of carrying no sales or redemption fees; it is a true no-load fund.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                                        Sincerely,


                                        /s/ Jean Bernhard Buttner
                                        ----------------------------------
                                        Jean Bernhard Buttner
                                        Chairman and President

April 2, 1998



Economic Observations

The economic expansion remains alive and well, as we make our way through the first few months of 1998. To be sure, the uptrend is not proceeding at 1997's frenetic pace, when growth averaged better than 3.5% for the full 12 months. But, with most of the key consumer and industrial markets continuing to show surprising resiliency, and with jobs still being created at a strong pace, the economy now looks as though it will expand by 2.5%-3.0% during the opening six months of the year.

Meanwhile, the difficulties in Asia seem as though they will have only a moderate effect on this nation's business uptrend going forward. Obviously, the problems afflicting that part of the globe will lead to selective reductions in demand for goods and services produced in the United States. Nevertheless, assuming that the affected nations take the remedial steps recommended by the leading international monetary authorities and the situation there begins to stabilize, the likely opening-half rate of growth could well be maintained for the balance of the year. That's a slightly better showing than we would have forecast several months earlier.

This suggests that the Federal Reserve will keep interest rates about where they are for the time being. That, in fact, would seem to be the sensible approach. The economy is still too strong and the labor markets too tight (thereby keeping alive the threat of higher inflation) for the Fed to think of relaxing the credit reins at this point. At the same time, the situation in Asia is still unresolved. And despite some hopeful signs there, at least a modest threat to our economic well being is still present. Thus, to raise rates with that uncertainty still around would likewise probably be counterproductive.


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                                                                               3

Value Line New York Tax Exempt Trust


================================================================================


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 IN VALUE LINE NEW YORK TAX EXEMPT TRUST AND THE
                          LEHMAN BROAD BASED MUNI INDEX

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                   Value Line New York      Lehman Braod Based
                                     Tax Exempt Trust           Muni Index
                                     ----------------           ----------
     2/1/88 .......................       10,000                  10,000
    5/31/88 .......................        9,919                   9,930
    8/31/88 .......................       10,181                  10,150
   11/30/88 .......................       10,411                  10,452
    2/28/89 .......................       10,656                  10,662
    5/31/89 .......................       10,978                  11,073
    8/31/89 .......................       11,163                  11,265
   11/30/89 .......................       11,327                  11,567
    2/28/90 .......................       11,390                  11,711
    5/31/90 .......................       11,541                  11,883
    8/31/90 .......................       11,644                  11,988
   11/30/90 .......................       11,864                  12,458
    2/28/91 .......................       12,074                  12,790
    5/31/91 .......................       12,410                  13,081
    8/31/91 .......................       12,886                  13,401
   11/30/91 .......................       13,197                  13,736
    2/28/92 .......................       13,423                  14,068
    5/31/92 .......................       13,929                  14,365
    8/31/92 .......................       14,556                  14,898
   11/30/92 .......................       14,682                  15,114
    2/28/93 .......................       15,782                  16,004
    5/31/93 .......................       15,863                  16,084
    8/31/93 .......................       16,586                  16,716
   11/30/93 .......................       16,544                  16,789
    2/28/94 .......................       16,726                  16,890
    5/31/94 .......................       16,136                  16,481
    8/31/94 .......................       16,335                  16,739
   11/30/94 .......................       15,249                  15,907
    2/28/95 .......................       16,628                  17,209
    5/31/95 .......................       17,323                  17,983
    8/31/95 .......................       17,396                  18,223
   11/30/95 .......................       18,151                  18,914
    2/28/96 .......................       18,292                  19,109
    5/31/96 .......................       17,757                  18,805
    8/31/96 .......................       18,110                  19,177
   11/30/96 .......................       18,923                  20,025
    2/28/97 .......................       18,974                  20,182
    5/31/97 .......................       19,189                  20,362
    8/31/97 .......................       19,746                  20,950
   11/30/97 .......................       20,175                  21,461
    2/28/98 .......................       20,741                  22,005


                      (Period covered is 3/1/88 to 2/28/98)


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4

                                            Value Line New York Tax Exempt Trust


================================================================================
Performance Data:

                                                           Average Annual
                                                            Total return
                                                      12/31/97          2/28/98
                                                       -------          ------
 1 year ended......................................     9.34%            9.31%
 5 years ended.....................................     6.64%            5.62%
10 years ended.....................................     7.99%            7.57%

The performance data quoted represents past performance and are no guarantee of future performance. The average annual total return includes dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


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                                                                               5

Value Line New York Tax Exempt Trust


Schedule of Investments
==========================================================================================================
  Principal                                                                        Rating
   Amount                                                                        (Unaudited)     Value
----------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL SECURITIES (94.1%)
             NEW YORK STATE (77.3%)
 $1,000,000  Albany County, General Obligations, 5.75%, 6/1/11..................  Aaa        $ 1,074,080
    300,000  Battery Park City Authority, Revenue, Ser. A, 5.40%, 11/1/09.......  Aaa            320,676
             Dormitory Authority, Revenue:
    500,000    Albany County, State Service Contract, 5.25%, 4/1/11.............  Baa1           508,945
  1,000,000    Bishop Henry B. Hucles Nursing Home, 5.625%, 7/1/18..............  Aa2          1,031,660
    500,000    Champlain Valley Hospitals, 6.00%, 7/1/10........................  AAA*           565,840
    500,000    City University System, Ser. I, 5.00%, 7/1/10....................  Aaa            513,935
  1,000,000    Eger Health Center, 4.90%, 2/1/13................................  AAA*           981,900
    635,000    Hebrew Home for the Aged, Riverdale, 5.625%, 2/1/17..............  AA*            661,016
    625,000    Lakeside Nursing Home, 5.15%, 2/1/07.............................  AAA*           654,575
    555,000    Long Island University, Asset Guaranty, 5.50%, 9/1/10............  AA*            590,070
     30,000    Rochester Hospital, 5.55%, 8/1/12................................  AAA*            30,675
  1,500,000    Rochester Institute of Technology, 5.30%, 7/1/17.................  Aaa          1,527,825
  1,295,000    Southside Hospital, Secured Hospital Bonds, 5.00%, 2/15/12.......  Aaa          1,296,127
    500,000    St. Barnabas Hospital, 5.35%, 8/1/17.............................  Aaa            508,940
  1,000,000    State University Educational Facilities, 5.00%, 5/15/12..........  A3             999,920
    500,000    W.K. Nursing Home Corp., 5.75%, 2/1/10...........................  AAA*           539,445
    700,000  East Rochester, Housing Authority, Mortgage Revenue,
               St. Johns Meadows, Ser. A, 5.05%, 8/1/07.........................  AAA*           726,565
  1,000,000  Environmental Facilities Corp., Pollution Control Revenue,
               Water, Revolving Fund, Ser. E, 4.90%, 6/15/10....................  Aaa          1,017,910
  1,730,000  Local Government Assistance Corp.,
               Refunding, Ser. B, 4.80%, 4/1/11.................................  Aaa          1,734,342
             Medical Care Facilities Finance Agency,
               Revenue, Refunding, Presbyterian Hospital, Ser. A:
    170,000      5.10%, 8/15/10.................................................  Aa2            175,156
  1,025,000      5.25%, 8/15/14.................................................  Aa2          1,043,676
    700,000    Saint Mary's Hospital, Ser. A, 6.00%, 11/1/09....................  Aaa            769,216
  1,000,000  Metropolitan Transportation Authority,
               Commuter Facilities Revenue, Ser. E, 5.00%, 7/1/10...............  Aaa          1,026,970
             Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
    525,000    Ser. 61, 5.60%, 10/1/11..........................................  Aa2            540,881
  1,000,000    Ser. 55, 5.95%, 10/1/17..........................................  Aa2          1,058,270
    850,000    Ser. 30-A, 4.375%, 10/1/23.......................................  Aa2            827,110
    300,000  Nassau County, General Improvements, Ser. X, 5.10%, 11/1/10........  Aaa            311,163
  1,000,000  Niagara Falls, Water Treatment Plant, 7.25%, 11/1/11...............  Aaa          1,252,740
    890,000  Onondaga County, General Obligations, Ser. A, 5.85%, 5/1/10........  Aa2            966,291
  1,000,000  Syracuse, Housing Authority, Mortgage Revenue,
               Loretto Rest Home, Ser. A, 5.60%, 8/1/17.........................  AAA*         1,030,510


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6

                                            Value Line New York Tax Exempt Trust


                                                                                         February 28, 1998
==========================================================================================================
  Principal                                                                        Rating
   Amount                                                                        (Unaudited)     Value
----------------------------------------------------------------------------------------------------------
             Thruway Authority:
 $1,000,000    General Revenue, Ser. D, 5.30%, 1/1/09...........................  Aa3        $ 1,060,940
    520,000    Highway & Bridge Trust Fund, Ser. B, 5.00%, 4/1/10...............  Aaa            533,796
    320,000  Triborough Bridge and Tunnel Authority, Revenue,
               General Purpose, Refunding, Ser. Y, 6.00%, 1/1/12................  Aa3            361,264
    500,000  Urban Development Corp., Refunding,
               Corporate Purpose, Senior Lien, 5.125%, 1/1/09...................  Aaa            523,060
                                                                                             -----------

             TOTAL NEW YORK STATE ..............................................              26,765,489
                                                                                             -----------

             NEW YORK CITY (13.6%)
               General Obligation:
     80,000    Ser. F, 6.50%, 2/15/08...........................................  A3              88,646
  1,000,000    Ser. G, 5.00%, 8/1/10............................................  Aaa          1,022,530
  1,500,000  Housing Development Corp., Multi-Family Housing Revenue,
               Ser. A, 5.625%, 5/1/12...........................................  Aa           1,550,970
             Industrial Development Agency:
               Civic Facilities Revenue:
    420,000      New School for Social Research Project, 6.00%, 9/1/09..........  Aaa            465,780
    500,000      USTA National Tennis Center Project, 6.40%, 11/15/08...........  Aaa            567,225
    250,000  Industrial Development Revenue, Brooklyn Navy Yard,
               Cogen Partners, 6.20%, 10/1/22...................................  Baa3           284,838
    740,000  Transitional Finance Authority, Revenue,
               Future Tax, Ser. B, 4.60%, 11/15/11..............................  Aa3            721,359
                                                                                             -----------

             TOTAL NEW YORK CITY ...............................................               4,701,348
                                                                                             -----------

             PUERTO RICO (3.2%)
  1,000,000  Electric Power Authority, Power Revenue,
               Ser. T, 6.125%, 7/1/09...........................................  Baa1         1,093,660
                                                                                             -----------

             TOTAL LONG-TERM MUNICIPAL SECURITIES
               (Cost $31,094,380)  .............................................              32,560,497
                                                                                             -----------


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                                                                               7

Value Line New York Tax Exempt Trust


Schedule of Investments                                                                  February 28, 1998
==========================================================================================================
  Principal                                                                        Rating
   Amount                                                                        (Unaudited)     Value
----------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (4.6%)

             NEW YORK STATE (2.9%)
 $1,000,000  Energy Research & Development Authority, Pollution Control Revenue,
               Niagara Mohawk Power, Ser. A, 3.95%, 12/1/23.....................  A2(1)      $ 1,000,000
                                                                                             -----------

             NEW YORK CITY (1.7%)
    300,000  General Obligations, Subser. B-7, 3.75%, 8/15/18...................  VMIG1(1)       300,000
    300,000  Municipal Water Finance Authority,
               Water and Sewer System Revenue, Ser. C, 3.00%, 6/15/22...........  VMIG1(1)       300,000
                                                                                             -----------

             TOTAL NEW YORK CITY ...............................................                 600,000
                                                                                             -----------

             TOTAL SHORT-TERM MUNICIPAL SECURITIES
               (Cost $1,600,000) ...............................................               1,600,000
                                                                                             -----------

             TOTAL MUNICIPAL SECURITIES (98.7%)
               (Cost $32,694,380) ..............................................              34,160,497

             EXCESS OF CASH AND OTHER ASSETS
               OVER LIABILITIES (1.3%) .........................................                 436,283
                                                                                             -----------

             NET ASSETS (100.0%) ...............................................             $34,596,780
                                                                                             ===========

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ...........................................             $     10.51
                                                                                             ===========

Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate demand notes are considered short-term obligations. Interest rates change every (1) day. These securities are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of February 28, 1998.


See Notes to Financial Statements


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8

                                            Value Line New York Tax Exempt Trust


Statement of Assets
and Liabilities at February 28, 1998
================================================================================

                                                                  Dollars
                                                               (in thousands
                                                              except per share
                                                                   amount)
                                                              ----------------
Assets:
Investment securities, at value
  (Cost $32,694) ..........................................        $34,160
Cash ......................................................             44
Interest receivable .......................................            404
Receivable for securities sold ............................             75
Receivable for capital shares sold ........................              9
                                                                   -------
      Total Assets ........................................         34,692
                                                                   -------
Liabilities:
Dividends payable to shareholders .........................             38
Payable for Trust shares repurchased ......................              1
Accrued expenses:
  Advisory fee ............................................             16
  Other ...................................................             40
                                                                   -------
      Total Liabilities ...................................             95
                                                                   -------
Net Assets ................................................        $34,597
                                                                   =======
Net Assets:
Capital stock, at $.01 par value
  (authorized unlimited,
  outstanding 3,291,173
  shares of beneficial interest) ..........................        $    33
Additional paid-in capital ................................         32,058
Accumulated net realized gain
  on investments ..........................................          1,040
Net unrealized appreciation of
  investments .............................................          1,466
                                                                   -------
      Net Assets ..........................................        $34,597
                                                                   =======
      Net Asset Value, Offering and
        Redemption Price, per
        Outstanding Share .................................        $ 10.51
                                                                   =======


See Notes to Financial Statements.




Statement of Operations
for the Year Ended February 28, 1998
================================================================================

                                                                     Dollars
                                                                 (in thousands)
                                                                 --------------
Investment Income:
Interest ..................................................         $ 1,759
                                                                    -------
Expenses:
Advisory fee ..............................................             201
Auditing and legal fees ...................................              39
Printing and stationery ...................................              19
Trustees' fees and expenses ...............................              15
Custodian fees ............................................              14
Transfer agent fees .......................................              13
Other .....................................................               5
                                                                    -------
      Total Expenses before
        custody credits ...................................             306
      Less: custody credits ...............................              (3)
                                                                    -------
      Net Expenses ........................................             303
                                                                    -------
Net Investment Income .....................................           1,456
                                                                    -------
Net Realized and Unrealized Gain on
  Investments:
    Net Realized Gain .....................................           1,147
    Change in Unrealized
      Appreciation ........................................             380
                                                                    -------
Net Realized Gain and Change in
  Unrealized Appreciation on
  Investments .............................................           1,527
                                                                    -------
Net Increase in Net Assets from
  Operations ..............................................         $ 2,983
                                                                    =======


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                                                                               9

Value Line New York Tax Exempt Trust


Statement of Changes in Net Assets
for the Years Ended February 28, 1998 and 1997
======================================================================================================
                                                                              1998             1997
                                                                            -------------------------
                                                                             (Dollars in thousands)
Operations:
  Net investment income  ..............................................      $ 1,456          $ 1,734
  Net realized gain (loss) on investments  ............................        1,147             (108)
  Change in unrealized appreciation  ..................................          380             (358)
                                                                             ------------------------
  Net increase in net assets from operations  .........................        2,983            1,268
                                                                             ------------------------

Distributions to Shareholders:
  Net investment income ...............................................       (1,451)          (1,734)
  Net realized gains  .................................................           --             (488)
                                                                             ------------------------
  Net decrease in net assets from distributions  ......................       (1,451)          (2,182)
                                                                             ------------------------

Trust Share Transactions:
  Net proceeds from sale of shares  ...................................        3,531            2,172
  Net proceeds from reinvestment of distributions to shareholders......          986            1,570
  Cost of shares repurchased  .........................................       (4,197)         (10,252)
                                                                             ------------------------
  Net increase (decrease) in net assets from Trust share transactions            320           (6,510)
                                                                             ------------------------

Total Increase (Decrease) in Net Assets  ..............................        1,852           (7,424)

Net Assets:
  Beginning of year  ..................................................       32,745           40,169
                                                                             ------------------------
  End of year  ........................................................      $34,597          $32,745
                                                                             ========================


See Notes to Financial Statements.


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10

                                            Value Line New York Tax Exempt Trust


Notes to Financial Statements                                  February 28, 1998
================================================================================

1.   Significant Accounting Policies

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal individual income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public-authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust's investments are valued each business day by an independent pricing service ("Service") approved by the Trustees. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B)  Distributions:  It is the  policy  of the  Trust to  distribute  all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital-gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and  distributions  from net  investment  income and net realized capital gains are determined in accordance with federal income-tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differencs are either considered temporary or permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. In the current year, distributions in excess of net investment income of $19,632 were reclassified to paid-in capital. Net investment income, net realized gains/losses and net assets were not affected by this reclassification. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income-tax or excise-tax provision is required.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts on investments in accordance with federal income-tax regulations, is earned


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust


Notes to Financial Statements                                  February 28, 1998
================================================================================

from settlement date and recognized on the accrual basis. Additionally, when appropriate, the Trust recognizes market discount when the securities are disposed.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

2.   Trust Share Transactions

Transactions in shares of beneficial interest were as follows:

                                                       1998           1997
                                                      ----------------------
Shares sold ....................................        345             218
Shares issued to shareholders in
  reinvestment of distributions ................         96             156
                                                      ----------------------
                                                        441             374
Shares repurchased .............................       (410)         (1,022)
                                                      ----------------------
Net increase (decrease) ........................         31            (648)
                                                      ======================

3.   Purchases and Sales of Securities

Purchases and sales of municipal securities were as follows:

                                                                      1998
                                                                 (in thousands)
                                                                 --------------
PURCHASES:
  Long-term obligations ...................................          $36,759
  Short-term obligations ..................................           14,700
                                                                     -------
                                                                     $51,459
                                                                     -------
MATURITIES OR SALES:
  Long-term obligations ...................................          $36,034
  Short-term obligations ..................................           17,200
                                                                     -------
 . .........................................................          $53,234
                                                                     =======

At February 28, 1998, the aggregate cost of investments for federal income-tax purposes was $32,696,774. The aggregate appreciation and depreciation of investments at February 28, 1998, based on a comparison of investment values and their costs for federal income-tax purposes, was $1,502,443 and $38,720, respectively, resulting in a net appreciation of $1,463,723. During the year ended February 28, 1998, the Trust utilized $107,675 of capital loss carry overs.

4.   Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $200,703 was paid or payable to Value Line, Inc. (the Adviser) for the year ended February 28, 1998. This was computed at the rate of
0.6 of 1% per year of the Trust's average daily net assets for the period. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At February 28, 1998, the Adviser owned 109,765 shares of beneficial interest in the Trust, representing 3.3% of the outstanding shares. In addition, certain officers and Trustees owned 20,696 shares of beneficial interest in the Trust, representing 0.6% of the outstanding shares.


--------------------------------------------------------------------------------
12

                                            Value Line New York Tax Exempt Trust


Financial Highlights
================================================================================

Selected data for a share of beneficial interest outstanding throughout each period:

                                                         Years Ended on Last Day of February
                                              ----------------------------------------------------------
                                               1998        1997         1996        1995         1994
                                              -------     -------      -------     -------      -------
Net asset value, beginning of year ........   $ 10.04     $ 10.28       $ 9.81     $ 10.49      $ 10.84
                                             -----------------------------------------------------------
  Income from investment operations:
    Net investment income..................      .445        .480         .491        .523         .570
    Net gains or losses on securities
      (both realized and unrealized).......      .469       (.113)        .470       (.611)        .062
                                             -----------------------------------------------------------
      Total from investment operations ....      .914        .367         .961       (.088)        .632
                                             -----------------------------------------------------------
  Less distributions:
    Dividends from net investment income ..     (.444)      (.480)       (.491)      (.523)       (.570)
    Distributions from capital gains ......        --       (.127)          --       (.069)       (.412)
                                                 -------------------------------------------------------
      Total distributions .................     (.444)      (.607)       (.491)      (.592)       (.982)
                                             -----------------------------------------------------------
Net asset value, end of year ..............   $ 10.51     $ 10.04      $ 10.28      $ 9.81      $ 10.49
                                             ===========================================================
Total return ..............................      9.31%       3.73%       10.00%       (.58)%       5.98%
                                             ===========================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ....   $34,597     $32,745      $40,169     $39,139      $44,190
Ratio of expenses to average net assets....       .92%(1)     .92%(1)      .92%        .86%         .87%
Ratio of net investment income
  to average net assets....................      4.35%       4.79%        4.87%       5.36%        5.21%
Portfolio turnover rate ...................       116%         86%         119%        105%          54%

(1)  Before offset of custody credits.


See Notes to Financial Statements


--------------------------------------------------------------------------------
                                                                              13

Value Line New York Tax Exempt Trust


                        Report of Independent Accountants
================================================================================

To the Shareholders and Board of Trustees of Value Line New York Tax Exempt Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line New York Tax Exempt Trust (the "Trust") at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

April 21, 1998



--------------------------------------------------------------------------------
                         FEDERAL TAX NOTICE (unaudited)

During the year ended February 28, 1998, the Trust paid to shareholders $0.444 per share from net investment income. Substantially all of the Trust's dividends from net investment income were exempt-interest dividends, excludable from gross income for regular Federal income-tax purposes.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14

                                            Value Line New York Tax Exempt Trust


Shareholders Meeting Results (unaudited)
================================================================================

A special meeting of shareholders of The Value Line New York Tax Exempt Trust was held on October 30, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of six Trustees to serve until their successors are duly elected and qualified.

           Directors                  For         Withheld     Broker Non-Votes*
           --------                --------       --------     ----------------
     Jean Bernhard Buttner         2,123,104       43,193              0
     John W. Chandler              2,115,400       50,897              0
     Leo R. Futia                  2,112,651       53,646              0
     David H. Porter               2,113,314       52,984              0
     Paul Craig Roberts            2,116,221       50,077              0
     Nancy-Beth Sheerr             2,116,221       50,077              0

2. Ratification of the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending February 28, 1998.


              For                   Against        Abstain     Broker Non-Votes*
           --------                 -------        -------     ----------------
           2,124,607                10,008         31,682              0

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


--------------------------------------------------------------------------------
                                                                              15

Value Line New York Tax Exempt Trust


                         The Value Line Family of Funds
================================================================================

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

TRUSTEES              Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Raymond S. Cowen
                      Vice President
                      Charles Heebner
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

                                                                       VLF803015